Exhibit 10.7


                          Cornell Capital Partners, LP
                          101 Hudson Street, Suite 3700
                          Jersey City, New Jersey 07092

                                  May 10, 2005

Power Technology, Inc.
109 North Post Oak Lane, Suite 422
Houston, TX 77024
Attention:  Bernard J. Walter

     Re: Amendment to Investor Registration Rights Agreement in Connection with the Securities Purchase Agreement.


Dear Mr. Walter:

         This letter sets out the agreement among Cornell Capital Partners, LP ("Cornell") and Power Technology, Inc. (the "Company") regarding amendments to the Investor Registration Rights Agreement dated August 27, 2004 (the "Registration Rights Agreement"). Cornell and the Company agree to extend the Scheduled Filing Deadline referenced in Section 2(a) of the Registration Rights Agreement to July 1, 2005. The parties further agree to extend the Scheduled Effective Deadline referenced in Section 2(b) of the Registration Rights Agreement to October 1, 2005. The Scheduled Filing Deadline shall hereinafter be July 1, 2005, and the Scheduled Effective Deadline shall hereinafter be October 1, 2005.

         Cornell  further  agrees to waive any  Liquidated  Damages  pursuant to
Section 2(c) of the Registration Rights Agreement that may have accrued to date. Liquidated Damages shall begin to accrue if the Registration Statement is not filed by the amended Scheduled Filing Deadline specified above or if the Registration Statement is not declared effective by the SEC by the amended Scheduled Effective Deadline, in accordance with the Registration Rights Agreement, as hereby amended.

          Except as expressly set forth above, all of the terms and conditions of the Registration Rights Agreement shall continue in full force and effect, and shall not be in any way changed, modified or superseded. All capitalized terms not defined herein shall have the meaning assigned to them in the Registration Rights Agreement.

         Please indicate your agreement to the foregoing by signing below where indicated.

                                           Sincerely,

                                           CORNELL CAPITAL PARTNERS, LP

                                           By:  Yorkville Advisors, LLC
                                           Its: General Partner


                                           By:
                                              --------------------------------
                                           Name: Mark Angelo
                                           Its:  President and Portfolio Manager

Acknowledged and Agreed
on May ___, 2005:

POWER TECHNOLOGY, INC.


By:
   ---------------------------------
Name:  Bernard J. Walter
Title: President